MERCER FUNDS

SUPPLEMENT TO

THE CLASS S SHARES AND CLASS Y SHARES PROSPECTUSES

DATED JULY 31, 2013, AS SUPPLEMENTED ON AUGUST 15, 2013,

The date of this Supplement is October 29, 2013.

The following changes are made in the prospectuses of the Class S shares (the “Class S Shares Prospectus”) and of the Class Y-1, Y-2, and Y-3 shares (the “Class Y Shares Prospectus”) of Mercer Funds:

1.     The following information relating to the Mercer Emerging Markets Equity Fund is added under the caption “Fund Management—Subadvisors and Portfolio Managers,” on page 33 of the Class S Shares Prospectus and on page 33 of the Class Y Shares Prospectus:

Investec Asset Management US Limited (“Investec”)

•	Archie Hart, Portfolio Manager joined Investec in 2008. Mr. Hart began managing an allocated portion of the Fund’s portfolio in 2013.

2.     The following information relating to the Mercer Emerging Markets Equity Fund is added to the section “The Subadvisors” on page 77 of the Class S Shares Prospectus and on page 77 of the Class Y Shares Prospectus:

Investec, located at Woolgate Exchange, 25 Basinghall Street, London, UK, EC2V 5HA, serves as a subadvisor to the Fund. Investec is regulated by the U.K. Financial Conduct Services Authority and the Securities and Exchange Commission. Investec is a subsidiary of the Investec Group. Mr.Hart is primarily responsible for the day-to-day management of Investec’s allocated portion of the Fund’s portfolio. Mr. Hart joined Investec in 2008 and is lead Portfolio Manager for the Emerging Markets Equity strategy. He also provides research support on the consumers sector in the 4Factor Global Equity team. Prior to 2008, Mr. Hart was at WestLB Mellon Asset Management where he was responsible for managing Latin American portfolios. The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund, if any.

Securities Selection

In managing its allocated portion of the Fund’s portfolio, Investec seeks to achieve long-term capital growth primarily through investment in equities issued by companies listed or with significant operations in countries comprising the MSCI Emerging Markets Index. Investec believes stock prices are influenced by behavioral biases, and that an active management process specifically targeted at exploiting these behavioral errors will ultimately reward the long-term investor. Investec’s investment approach aims to exploit these errors through investment in a focused portfolio of primarily emerging markets equities. Investec screens these companies and ranks them using four key factors which Investec believes are key to long-term out-performance. Investec believes in active management and that share prices are driven by four factors over time: Strategy, Valuation, Earnings and Technicals. Investec looks for high quality, attractively valued companies which have improving operating performance and are receiving increasing investor attention. Investec finds investment opportunities using a rigorous, disciplined process and performs research on them within a dedicated global equity team. The four factors allow Investec to combine what it believes to be the best of traditional and behavioral finance theory. From traditional finance theory, Investec looks for effective company strategy and stocks trading at a discount to fair value. Dynamics and Technicals rely more on behavioral finance and by using these factors Investec believes it can counter systematic biases while exploiting those of others.

Using this investment process, research is conducted to further narrow the list of possible investments. This research includes (i) an analysis of balance sheet and cash flows, (ii) in-depth discussions with financial analysts, and (iii) an analysis of the company’s products and the marketplace in which it competes.

MERCER FUNDS

SUPPLEMENT TO

THE STATEMENT OF ADDITIONAL INFORMATION

DATED JULY 31, 2013, AS SUPPLEMENTED AUGUST 15, 2013

The date of this Supplement is October 29, 2013.

The following changes are made in the Statement of Additional Information of Mercer Funds:

1.     In the section entitled “Subadvisors and Portfolio Managers,” the information relating to Investec is replaced as follows:

Investec Asset Management US Limited (“Investec”), Woolgate Exchange, 25 Basinghall Street, London, UK, EC2V 5HA, serves as a subadvisor to the Mercer Opportunistic Fixed Income Fund and the Mercer Emerging Markets Equity Fund. Investec is incorporated under the laws of England and Wales. Investec is regulated by the U.K. Financial Conduct Services Authority and the Securities and Exchange Commission. Investec is a wholly owned subsidiary of the Investec Group. Investec is registered as an investment adviser under the Advisers Act.

2.     In Appendix B, entitled “Proxy Voting Policies,” the following information is added:

Investec Asset Management US, Limited

Ownership Policy and Proxy Guidelines

Contents

Stewardship statement

Proxy voting policy

1. Voting processes

1.1. Client proxy policies

1.2. Universal rights

1.3. The presentation of voting issues

1.4. Time for decisions

1.5. Major decisions

1.6. Transparency of the voting process

1.7. Consideration of the vote

1.8. Conflicts of interest

1.9. Reporting to clients

1.10. Investec Asset Management governance structure for effective stewardship

2. The structure of the proxy policy

3. Leadership and strategic governance

3.1. The chairman as the leader of the board

3.2. The performance of the board

3.3. The Lead Independent Director (LID)

3.4. The election of board members

4. Alignment with the long term

Proxy issues

4.1. Managing for the long term—Economic profit

4.2. The standards for working in a changing world

4.3. Respect for human rights

4.4. Working with stakeholders

4.5. Efficacy of the risk management process—consideration of risk

4.6. Alignment of management interests to long-term value creation

5. Protecting our clients’ capital

5.1. The authority to issue shares

5.2. The repurchase of shares

5.3. Dividends and capital distributions

5.4. Odd-lot offers and share splits

5.5. Changes in shareholder rights via amendments to company constitutions

5.6. Fundamental transactions

6. Disclosure

6.1. The approval of financial statements

6.2. Votes relating to disclosure on specific transactions

6.3. Appointment of the auditor

6.4. Keeping owners informed

6.5. Disclosure expectations in the governance report

Stewardship statement

Investec Asset Management exists for one single purpose: to manage “other people’s money” (third-party assets) in such a way that we deliver on their mandate.

Although these mandates are often quite specialised, the essential purpose of our work is to preserve and grow the real purchasing power of the assets entrusted to us by our clients over the long term. In fulfilling this purpose we will assume a stewardship role over the assets of our clients, including the effective exercising of their ownership rights. We will monitor, evaluate and, if necessary, actively engage or withdraw capital to preserve or add value to our clients’ portfolios. As a firm we will seek to play a meaningful role in helping to develop the framework for investment and ownership within the various jurisdictions in which we invest. Where appropriate we will seek to influence the development of policy, regulation and laws, aiming to facilitate the deployment of efficient capital markets and the development of favourable environments for shareholder rights and interests. As such we endorse the OECD principles on corporate governance which represent a broad set of standards that are appropriate for most markets. We will communicate and engage with our clients on how we are fulfilling these responsibilities. After all, we are stewards of their money. In representing our clients’ interest in relation to the investments made on their behalf, we recognise the responsibilities that go with ownership, and the related rights within an approach which is cognisant of the broad environmental, social and systemic context in which we function. By virtue of the fact that the majority of our investment activity takes place in the public markets, we will publicly disclose our stewardship policy and our voting record.

Proxy voting policy

The policy presented in this document is a guide and framework for formal application of Investec Asset Management’s ownership rights with respect to the companies in its portfolio.

It is a comprehensive policy that is supported by a range of internal manuals and rests within the framework provided by the ownership policy. It will not only inform how Investec Asset Management votes with respect to all resolutions placed before it, but will also inform both clients and investee companies on the position that Investec Asset Management is likely to take with respect to the issues that are placed before it for approval. Accordingly, it is a central element of Investec Asset Management’s communication with the companies in its portfolio. The policy will be implemented on an “apply or explain” basis with all departures from the policy being comprehensively explained to Investec Asset Management’s clients. The policy will apply across all geographic domains, and may be amended from time to time to ensure that it remains relevant in a constantly changing world and consistent with the spirit of Investec Asset Management’s

1. Voting processes

1.1. Client proxy policies

Investec Asset Management’s voting policy establishes its voting and engagement guidelines which will apply across all of its holdings. It is well understood that clients may have their own policies, which may differ from Investec Asset Management’s policy. Clients will thus be requested to formally opt out of Investec Asset Management’s policy, and mechanisms will be put in place to ensure that adherence to clients’ voting guidelines take place.

1.2. Universal rights

Investec Asset Management’s right to vote is founded on the principle of a universal shareholder right, which is applied to all shares in a particular share class. The boards of companies should do their utmost to ensure that these rights are exercised and should oppose any efforts to restrict these rights. The rights accorded to each share should be in direct proportion to the equity capital at risk. Investec Asset Management stands for the equitable treatment of all shareholders, especially minorities. As a matter of principle, the creation of different share classes which confer disproportionate rights and privileges onto certain shareholders will be questioned by Investec Asset Management. Where such rights exist, these should be clearly disclosed and justified. Companies should keep such structures under regular review, and put their retention up for regular approval by all of the shareholders. If such structures exist, they should be accompanied by commensurate extra protections for minority shareholders, which ensure that the high-voting rightholder does not exploit that position to the detriment of minorities. Investec Asset Management holds that rights should be limited to within a share class and that where different share classes exist, they should not be permitted to vote with respect to matters affecting the capital of other share classes1.

1.3. The presentation of voting issues

The board bears the responsibility to ensure that the information relating to any of the proposals or resolutions given to shareholders is considered, candid and sufficient for the shareholder to make their decision in a diligent manner.

If the information provided by the board in relation to a decision at hand be erroneous or deficient, Investec Asset Management will actively oppose the resolution, and if necessary seek legal recourse to delay the vote to ensure that all shareholders are provided with the information necessary for them to make a considered vote on the matter.

Investec Asset Management requires that there are separate resolutions for substantively different proposals from management.

1.4. Time for decisions

While different terrains may differ in terms of record dates and the time given to shareholders to consider company proposals and resolutions, Investec Asset Management is emphatic that such dates should be adhered to and the timeframes should be sufficient for Investec Asset Management to apply a fiduciary standard to the consideration of the decision at hand. The time provided should be sufficient for Investec Asset Management to revert any issues to clients for consideration, to communicate differences with the chairperson and the board of the company, and if necessary communicate with other shareholders. Investec Asset Management recognises that in certain cases, such as the raising of capital in rights issues that companies may be under pressure to elicit shareholder support in comparatively short time periods to meet capital shortfalls and to avoid market manipulation relating to short selling. Investec Asset Management will consider such expedited proposals if it has been supportive of a general authority granted to directors to issue shares, and if there has been sufficient communication from the company for it to make a considered decision. Investec Asset Management will actively oppose any resolutions where there is a clear intention on the part of the company to acquire shareholder consent by default through not allowing adequate time for shareholders to consider matters that are being proposed to them.

1.5. Major decisions

All major decisions that impact on the nature of the company should be presented to all shareholders for approval. Investec Asset Management will consider the full nature of the decision, and is cognisant that many such decisions are softened with short-term incentives that distract from the long-term impact that may deplete value and dilute shareholder rights. Investec Asset Management holds that the market for corporate control is an essential mechanism that gives additional power to its right to withdraw its capital from the company in instances where poor governance is eroding long-term value. It will actively oppose anti-takeover mechanisms such as poison pills that play a role in protecting incumbent management at the cost of shareholders and the company. Other major decisions will be considered on their individual merits. Principally, Investec Asset Management will be in favour of any decisions that create long-term value. Where the connection between transaction and the creation of long-term value is not clear, an examination of other motivations for the transaction is required. This necessarily requires a high level of disclosure on the part of the company.

1.6. Transparency of the voting process

Investec Asset Management supports mechanisms through which shareholder rights and opinions can be raised. Investec Asset Management views voting by way of a poll as accountable and good governance thus encourages that all matters put before shareholders are voted by way of a poll and that the results of the vote are made publicly available. Investec Asset Management holds the view that a vote by “show of hands” disenfranchises proxy holders and those who are not in attendance at the meeting, and is thus an abrogation of their rights as shareholders.

All issues raised at shareholder meetings should be clearly recorded in detailed minutes and placed on public record. Investec Asset Management supports the introduction of electronic voting in all of the markets in which it operates, and would support the introduction of real-time shareholder meetings, where questions can be publicly raised with management and boards through web-based links. Investec Asset Management will support and actively lobby for regulatory changes that can facilitate better communication between companies and their owners.

1.7. Consideration of the vote

Investec Asset Management operates in parallel with a number of service providers in order to effect this policy. Investec Asset Management may outsource all, or a portion of the proxy research or voting action. Its decision on the extent of its internal management of this process will differ according to investment strategies and terrains. In markets where Investec Asset Management is administering its own voting process, the vote will be assessed by the relevant analyst and subjected to the scrutiny and oversight of a senior portfolio manager. Where Investec Asset Management has outsourced the research and voting function, it will bear responsibility for all voting decisions that it makes on behalf of its clients. Investec Asset Management’s relationship with its service providers in this respect will be contractually defined and managed in terms of a clear service level agreement.

1.8. Conflicts of interest

Investec Asset Management is committed as a fiduciary to its clients and will always seek to manage any possible conflicts that may occur through its normal business activities so that there is no material risk of damage to clients. Importantly, Investec Asset Management will observe and enforce all ‘Chinese walls’ between itself and various other operating subsidiaries of the Investec Group of Companies (the Group).

As such, conflicts of interest can arise in a number of areas but most notably in the following situations:

1.	Nominating directors: Investec Asset Management will endeavour to nominate a candidate that it objectively considers to be independent. Should Investec Asset Management deem it necessary to nominate a candidate that is in any way affiliated to Investec Asset Management or its holding company, Investec Asset Management will ensure that the candidate is not presented with any conflicts of interest that may impact their ability to fulfil their responsibilities as a director, or as an employee of Investec Asset Management.
2.	Engagement: In theory, Investec Asset Management may favour some companies in the engagement process where the Group, or Investec Asset Management, has a prior relationship and so would be failing in its duty to treat all its clients equally. Accordingly Investec Asset Management has established a governance structure to ensure that these situations are appropriately identified and managed.
3.	Fundamental transactions: From time to time it is possible that Investec Asset Management and its clients are party to both sides of a fundamental transaction. In such cases, Investec Asset Management will seek to ensure that all appropriate aspects are considered prior to any transaction or recommendation taking place, and if necessary engage directly with its clients to determine an appropriate course of action.

The Investec Asset Management Investment Governance Committee (IGC) exists to deal with these and other such issues. Any formal engagement is reviewed by the committee with treating customers fairly (TCF) being a key principle. Where a client needs to be treated individually (e.g. where we own shares in our clients’ business and they have specified how to deal with engagement) then this will not affect the decision for other clients.

Investec Asset Management has to consider in detail the various areas of possible conflict of interest and this is set out in the Investec Asset Management Conflicts of Interest Policy and Code of Ethics.

1.9. Reporting to clients

Investec Asset Management is very supportive of clients that take an active interest in fulfilling their ownership responsibilities. While reporting will be customised to meet specific requirements, it is Investec Asset Management’s intention to make sure that clients are kept well informed on a timely basis on how their ownership responsibilities are being fulfilled. Reporting will also highlight all of the engagement activities in which Investec Asset Management is involved to ensure that the companies that they hold are well governed and managed in a manner which will deliver long-term returns.

1.10. Investec Asset Management governance structure for effective stewardship

The Investec Asset Management Investment Governance Committee (IGC) is the custodian of Investec Asset Management’s approach to stewardship. The IGC will be constituted by Investec Asset Management’s Chief Executive Officer, the co-Chief Investment Officers, senior members of the investment teams and key members of Investec Asset Management’s Stewardship and Governance team.

The IGC will be responsible for:

1.	The annual review of the Investec Asset Management approach to stewardship;
2.	The review and updating of the Investec proxy voting guidelines;
3.	Acting as the ultimate authority for any direct engagement undertaken by Investec Asset Management on behalf of its clients;
4.	Being the final arbiter of any disputes or differences of opinion with respect to possible votes or engagements;
5.	Any other activities related to overall philosophy, approach and execution of the stewardship of Investec Asset Management’s clients assets.

2. The structure of the proxy policy

The conventional method of presenting proxy and voting policies for owners is a list of routine issues that are placed before shareholders on an annual basis, with an associated voting action. Investec Asset Management sees the shareholder vote as being a fundamental part of the asset, and as the primary signalling method of owners’ wishes to the boards and management of the companies that it holds. The manner in which Investec Asset Management votes is thus integral to its principles and its overall ownership policy, with voting actions being grouped according to its ownership principles. An important feature of Investec Asset Management’s policy is the interlocking of the principles with Investec Asset Management’s support for the re-election of board members. Any indication in any of the resolutions proposed by the company to its owners that the board is not operating in the long-term interest of owners will result in qualified or negative votes against board members proposed for re-election. By doing this Investec Asset Management will be sending a clear message that the board as an extension of shareholders should act in their long-term interests.

In accordance with the principles, Investec Asset Management has divided the proxy policy into four distinct sections:

1.	Leadership and strategic governance: This primarily relates to resolutions to elect or re-elect directors. Considerations that are taken into account would include the balance and composition of the board, its governance practices, remuneration, renewal and its functioning. This policy’s position of the board being an extension of shareholders means that any governance deficiency, or action that is detrimental to the long-term value of the company or that is made disregarding owner interests will impact on the resolutions relating to the election / re-election of directors. These issues are dealt with in the sections below.
2.	The alignment with the long term: The principle voting issue under this section is the remuneration report, and any resolutions relating to stakeholder issues. In most instances, the failure to address long-term issues will be seen as a governance deficiency resulting in a vote against the re-election of board members, and in some cases votes that constrain the board’s power over the capital of the company. Some markets require companies to put their remuneration reports or policies to an annual vote, either advisory or binding. Whatever the precise nature of the resolution, Investec Asset Management regards such votes as an opportunity to express concern about pay structures which do not seem aligned with shareholder interests, and a platform for discussion with the non-executive directors. This section provides guidelines on whether or not Investec Asset Management is likely to support such resolutions
3.	Protecting our clients’ capital: This section deals with proposals by management that are likely to directly impact on its clients’ holding in a particular company. The issues covered under this section relate to share issues, rights issues, share repurchases, dividends, capital restructuring, alterations to shareholder rights and fundamental transactions. Proposals lacking clarity, or that are deemed to destroy long-term shareholder value or diminish their rights will be opposed through not supporting the relevant resolution and through not supporting the re-election of directors who sanctioned the particular proposal.
4.	Disclosure and transparency: As above, the failure to disclose material information to owners is seen as a governance failure, with appropriate sanction being applied to members of the board that are up for re-election. This section will also provide the explanation for any symbolic votes relating to the adoption of the financial statements, the re-election of the auditor, and resolutions requiring a higher level of transparency from the company. Disclosure issues also relate to the presentation of fundamental transactions and authorities granted to boards and management to issue and repurchase shares. Incomplete information relating to any resolution will result in a qualified or negative vote.

Each subsection to this policy has attached to it advice on what disclosure is required, further research that will improve the efficacy of the voting decision, a guideline on what to raise in the engagement process and a voting instruction.

3. Leadership and strategic governance

3.1. The chairman as the leader of the board

Investec Asset Management will qualify its vote or vote against the re-election of the chairman in instances where:

1.	The chairman fails in terms of the election criteria or has held the position for significant duration (ten years):
a.	On election:
i.	Has a strong ethical founding and capable of providing leadership to the board
ii.	Has substantial experience and success in the management and operations of a board of directors
iii.	Be independent prior to election
iv.	Not be a former Chief Executive Officer
v.	Should a non-independent chairman be sufficiently motivated by the company, the role of the LID should be clearly and publicly stated
vi.	Should not be encumbered by substantial other commitments which will restrict his/her ability to manage the board
b.	Maintain a healthy distance between the board and management, while ensuring that management adheres to and implements the board’s policies
c.	Be able to demonstrate, through the chairman’s report, that the board has met the objectives of their annual work plan
d.	Be able to demonstrate that discipline has been applied over the board activities
e.	Ensure that the interests of stakeholders and environmental concerns have been integrated into all decision-making by the company
f.	Be open to shareholders to discuss the governance, risk management, and strategic direction of the company
g.	Be responsible for ensuring that directors are reminded of their duties, are inducted and transparent with respect to possible conflicts of interest
h.	Should not be a member of the audit committee, or chair the risk committee
i.	Should be a member of the nominations committee and ensure that board and management succession planning are in place
j.	Should be evaluated with respect to the above functions in a process led by the LID
2.	There has been a clear failure of the governance system, including the failure to conduct periodic reviews of the board’s performance
3.	Repeated and reasonable disclosure requests have not been adhered to
4.	There has been a failure to address poor management and the misallocation of capital
5.	There has been a disregard for the interests of stakeholders and the environmental impacts, shareholder rights and the ability to communicate with the board have been impaired

3.2 The performance of the board

1.	Should Investec Asset Management determine, through its analysis, that the board is too large and thus unwieldy, it will vote in a manner that will improve the balance of the board while also reducing its size. This could mean voting against the re-election of certain directors, and proposing to the chairman that the board is restructured.
2.	Investec Asset Management will vote against the re-election of any director(s) who have not attended 80% of the total number of board meetings and committee meetings in the period since they were previously elected to the board, unless suitably motivated.
3.	If there is no formal indication that the board is being evaluated, it will raise the matter with the chairman, and, if no action is taken to establish a formal process, Investec Asset Management may vote against the re-election of the chairman.
4.	With respect to voting on director remuneration, Investec Asset Management may vote against the remuneration of directors if:
a.	There are proposals to compensate directors with share options.
b.	If the remuneration is significantly higher than comparator companies.
c.	If directors receive any form of extra payment associated with a performance target for the company or a golden parachute in the case of the company being taken over.
d.	If the basic fee is less than half of the committee fees.
e.	If Investec Asset Management considers there to be a clear failure of the governance system.

5.	At times where there has been a failure in a specific aspect of governance, Investec Asset Management may qualify or vote against the chairman or members of the relevant committee or subcommittees.
6.	Should there be an apparent problem with respect to succession planning and there is no response to active engagement on this issue, Investec Asset Management may:
f.	Qualify or vote against the re-election of the chairman and the chairman of the nominations committee.
g.	Propose independent candidates to the nominations committee.
h.	If such candidates are dismissed without proper consideration, Investec Asset Management may nominate their election to the board at the next shareholders’ meeting following all due legal processes.

3.3. The Lead Independent Director (LID)

1.	If no action is taken by the board to appoint a LID following a request to do so, Investec Asset Management will consider qualifying or voting against the re-election of the chairman.

3.4. The election of board members

1.	Investec Asset Management will oppose any proposal by the company which makes any director on the board exempt from re-election by all shareholders.
2.	Investec Asset Management will not support single resolutions that seek to elect more than one director.
3.	Should a CV not be provided or be incomplete, Investec Asset Management will withhold its support or voting against the candidate(s).
4.	Aside from clear linkages which clearly compromise the independence of a board candidate, Investec Asset Management will take the following into consideration when assessing the independence:
a.	The stated relationships between the nominee and the company, other members of the board, principle shareholders and management. For candidates being recommended for re-election, Investec Asset Management will also carefully assess any reports of related party transactions.
b.	The efficacy, transparency and independence of the nominations process.
c.	If possible, the prior performance of the candidate with respect to their ability to take on the responsibilities of being a board member.
d.	If possible, the social positioning of the candidate, in terms of whether they are from the same peer group as management and the other directors (such as being on other boards together), and whether their personal reputation is such that they can voice a dissenting opinion in an environment of concurrence.
e.	If a director has held their position for a period of ten years or more, Investec Asset Management would view their independence as being potentially compromised, and would thus recommend that they are placed up for re-election on an annual basis.
5.	Following an assessment into whether the candidate is independent, whether to vote in favour of the candidate should be considered with respect to the balance and size of the board.
6.	Doubt with respect to the objective and subjective requirements will result in Investec Asset Management voting against the candidate.
7.	In cases where the board is deemed to be too large, and suitable new candidates are being proposed to the board, Investec Asset Management will consider all of the directors that are being proposed for re-election, and may vote against incumbent board members. An assessment will be made according to length of tenure, age, and skill profile, levels of commitment, contribution and independence. This assessment will be used to establish which director(s) will not receive Investec Asset Management’s support.
8.	With respect to board balancing issues, Investec Asset Management will:
a.	Favour the election of independent directors over non-independent directors.
b.	Vote against the election of non-independent directors at times when the board is weighted towards management and directors who Investec Asset Management regards as not being independent.

c.	Favour the introduction of new skills to the board over skill sets that are over-represented on the board.
d.	Favour diversity of background and perspective over comfortable homogeneity.
e.	Vote against management candidates if there are a high proportion of executive directors on the board.
9.	Investec Asset Management will vote against directors that it deems to be overcommitted.

4. Alignment with the long term

Proxy issues

Proxy voting relating to the alignment of the company to long-term value preservation and enhancement is generally derived. The one direct voting issue in this section relates to the remuneration report, as the alignment of management incentives towards the creation of long-term sustainable value is central to guiding their actions, and ensuring that agency problems are mitigated.

The alignment with the long term also relates to the management of stakeholder relationships and the governance system’s ability to understand, monitor and mitigate the risks that the company faces. Investec Asset Management will present guidelines in this section pertaining to these two issues, but the voting responses are dealt with under the strategic governance and disclosure sections of this policy, as the management of stakeholder issues, while central to long-term performance is seldom an agenda item at meetings. It is however a central feature of the governance of a company, providing an indication of the quality of a company’s governance system and thus its board. The management of risk also provides an insight into the effectiveness of the governance system, and will be a key element in whether Investec Asset Management supports the re-election of incumbent directors.

Given that stakeholder relationships and risk management are a fundamental element of determining the resilience of companies in Investec Asset Management’s portfolios and their ability to generate long-term returns, the quality of disclosure with respect to these facets of a company is integral to investment decision-making. In this respect, Investec Asset Management requires a high level of disclosure on these issues. The voting action relating to incorrect or deficient disclosure will be dealt with under the section relating to disclosure and transparency.

4.1. Managing for the long term – economic profit

1.	If the company is consistently destroying shareholder value, and has been resistant to any approaches by Investec Asset Management to address the situation, Investec Asset Management will vote against the re-election of incumbent directors, the authority of the board over the capital of the company, and the remuneration of the board members. Furthermore, Investec Asset Management may seek to nominate candidates to the board with the intention of addressing the lack of consideration of the value destruction that is taking place.
2.	Where management has taken negligent decisions, which lacked the foresight and intuition required of that position, or failed to adhere to proper due diligence processes, and Investec Asset Management has raised the issue with the board and the board has failed to act, Investec Asset Management will qualify or vote against the re-election of incumbent directors, the authority of the board over the capital of the company, and the remuneration of the board members. Furthermore, Investec Asset Management may seek to nominate candidates to the board with the intention of addressing the lack of board oversight over the management of the company.

4.2. The standards for working in a changing world

1.	Where there have been clear breaches of ethics, involvement in corrupt practices or breaches in the law, and engagement has not resulted in any discernable action on behalf of management, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.
2.

If lack of disclosure of the company’s commitment to ethical practice persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.
3.	If there has been a breach of ethics, involvement in corrupt practices or contravention of the law, Investec Asset Management expects that the company take appropriate action, and declare that it is doing so. If Investec Asset Management is of the opinion that there has not been sufficient response to this issue, then Investec Asset Management may consider raising the issue at the company’s general meeting, and siting it as a reason for not supporting the re-election of incumbent executive directors.

4.3. Respect for human rights

1.	If Investec Asset Management becomes aware that the company has been involved in human rights abuses of any kind and that there has been no action by the company to address the abuse, Investec Asset Management will consider voting against all incumbent directors being placed for re-election. It will also consider nominating new directors to the board citing the unsuitability of current directors remaining in their positions. If withdrawing its capital from the company is not a desirable option, it will also investigate the possibility of legal recourse against officers of the company.
2.	If human rights risks are apparent, and engagement with management has not resulted in any discernable action on behalf of management, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.
3.	If lack of disclosure of the company’s commitment to human rights persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.
4.	Investec Asset Management will not support the election of any director who has been implicated (either directly or indirectly) in any abuse of human rights.

4.4. Working with stakeholders

4.4.1 Workforce

1.	If employee related risks are apparent, and engagement with management has not resulted in any discernable action on behalf of management, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.
2.	If lack of disclosure of the company’s relationship with its employees persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.
3.	If there has been a case of employee death or injury that is related to negligence on the part of management, Investec Asset Management will expect that the company takes relevant action, and declare that it is doing so. If Investec Asset Management is of the opinion that there has not been sufficient response to this issue, then Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent executive directors.
4.	If there are persistent workforce disputes, that result in long-term value destruction and it is linked to clear mismanagement of employee relationships and disrespect for the company’s workforce, Investec Asset Management expects that the company takes relevant action and declare that it is doing so. If Investec Asset Management is of the opinion that there has not been sufficient response to this issue, then Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent executive directors.

4.4.2. Customers

1.	If customer related risks are apparent, and engagement with management has not resulted in any discernible action on behalf of management, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.
2.	If lack of disclosure of customer related issues persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate) or the re-appointment of the company’s auditor.

4.4.3. Suppliers

1.	If supply chain risks are apparent, and engagement with management has not resulted in any discernible action on behalf of management, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.
2.	If lack of disclosure of the company’s supply chain persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.

4.4.4. Society

1.	If “licence to operate” risks as a result of unfavourable relationships between the company and the communities within which they operate are apparent, and engagement with management has not resulted in any discernible action on behalf of management, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.
2.	If lack of disclosure of the company’s commitment and actions relating to the communities with which they operate persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.

4.4.5. The environment

1.	If environmental risks are apparent, and engagement with management has not resulted in any discernible action on behalf of management, Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent directors.
2.	If lack of disclosure of the company’s commitment to understanding and addressing its environmental impacts persists after Investec Asset Management has motivated for greater disclosure, Investec Asset Management may raise the issue at the company’s general meeting, and site it as a reason for not supporting the adoption of the financial statements (where appropriate), and consider voting against the re-election of incumbent directors.
3.	If there has been a case of an environmental incident that is related to negligence on the part of management, Investec Asset Management will expect that the company takes relevant action, and declare that it is doing so. If Investec Asset Management is of the opinion that there has not been sufficient response to this issue, then Investec Asset Management will consider raising the issue at the company’s general meeting, and site it as a reason for not supporting the re-election of incumbent executive directors.

4.5. Efficacy of the risk management process – consideration of risk

1.

Investec Asset Management requires that the boards of companies that it holds develop and enact a dynamic and comprehensive risk management framework which can be applied by management across all its operations and multiple situations. The board should monitor the efficacy of management’s risk management processes via the internal audit function. Failure to do this will necessitate Investec Asset Management voting against the re-election of the chairman of the board, and other incumbent directors.
2.	Where Investec Asset Management has raised a significant risk issue with the board and the company has failed to take action to assess the level of the risk and apply appropriate mitigation measures, Investec Asset Management will consider voting against the re-election of the chairman and incumbent directors. If the risk materialises, and as a result there is a substantial destruction of shareholder value, Investec Asset Management will consider applying appropriate shareholder legal recourse.
3.	Where there is clear failure of the internal audit process, and the board has failed to rectify the problem after repeated requests, Investec Asset Management will consider voting against the re-election of the chairman and incumbent directors. If as a result of failure of internal controls there is a substantial destruction of shareholder value, Investec Asset Management will consider applying appropriate shareholder legal recourse.

4.6. Alignment of management interests to long-term value creation

1.	Where Investec Asset Management deems the remuneration of management not to be aligned with owner interests and excessive, and it does not have the option to vote against the adoption of the remuneration report, it will consider a range of voting actions. These could include the voting against the chairman and the members of the remuneration committee, or alternatively any option schemes that are placed before shareholders, and possibly voting against the board’s control over the capital of the company either through the issue of shares or the right to repurchase shares.
2.	In cases where the remuneration report is placed before shareholder vote, Investec Asset Management will either qualify or vote against the adoption of the report if:
a.	all of the members of the remuneration committee are not independent directors;
b.	disclosure does not follow the regulatory guidelines of the relevant jurisdiction;
c.	the scenarios presented in the report are unrealistic and based on assumptions that are not challenging;
d.	there is inadequate disclosure of how targets are established, or that the targets in themselves are not challenging;
e.	there is a disproportionate relationship between the size of the base pay, and short-term bonuses, as stated in the policy above;
f.	there is no clear alignment between management performance targets and long-term shareholder value creation; and
g.	the performance targets are clearly subject to management manipulation, or relate to issues that are beyond management control.
3.	As stated above, Investec Asset Management views the remuneration report as a “basis for communication” with the board with respect to the alignment of interests between owners and management. Voting against the remuneration report is an indication of owner disagreement on how the incentive system is aligning these interests. It should thus always be followed up with engagement between the board and owners. Where such engagement is resisted, or obstructive, Investec Asset Management will apply to the chairman to further consider the issue, and will consider voting against the chairman of the remuneration committee and incumbent members of that committee when they are proposed for re-election. Should the chairman not act to resolve the issue, Investec Asset Management will consider voting against his/her re-election.
4.	Investec Asset Management will oppose proposals that allow for the repricing or issuing of options at a discount. Investec Asset Management, however acknowledges that not repricing certain share options may not align the interests of management and shareholders and there may be instances in which shares may not be voted in strict adherence to this guideline. Investec Asset Management will therefore consider voting in favour of the issuing of share options if:
a.	the options are issued at or above market price;
b.	the quantities are acceptable;
c.	participation is not top-heavy;
d.	the shareholders’ dilution is acceptable;
e.	incentives created are not skewed to “upside only”; and
f.	employee and shareholder interest are aligned.

5. Protecting our clients’ capital

A board’s authority to raise capital through the issuing of shares, and their ability to decide on the manner in which they allocate the income which is attributable to shareholders (dividends awards, share repurchases or capitalisation awards) is granted through an annual shareholder vote on a set of different resolutions. In many cases these resolutions are presented as renewable authorities and often motivated as providing the board with a necessary level of flexibility. Nevertheless, the irresponsible and conflicted use of these authorities can result in significant erosion of shareholder value, and thus Investec Asset Management will apply constraining votes on general authorities, preferring that specific and well motivated authorities are sought from time to time as needs arise. This is core to Investec Asset Management’s duty to protect its clients’ capital. If there is any indication that these authorities have been used in a reckless and irresponsible manner, this should be reflected in the voting decisions relating to the leadership of the company.

Corporate actions arise from time to time which require shareholder approval. Investec Asset Management can only consider these issues on a case-by-case basis, through carefully assessing how the interests of their clients can be best served. Investec Asset Management will actively oppose efforts on the part of management or significant shareholders to reduce the broader shareholder rights (anti-takeover measures, poison pills and alterations to company constitutions). The presentation of such resolutions to shareholders is often and an indication of a governance deficiency and should be accompanied by votes relating to the leadership of the company.

5.1. The authority to issue shares

1.	Where applicable, Investec Asset Management will vote against the misapplication of pre-emptive rights for any general authority in excess of 5% of the issued share capital of the company.
2.	Accordingly, Investec Asset Management will vote against any general authority to issue shares for cash above 5%.
3.	Investec Asset Management will vote against any issue of shares for cash where the discount limit is in excess of 5%.
4.	Investec Asset Management will vote against the general authority to issue shares with an attached right of pre-emption in excess of 35% of the issued share capital of the company.
5.	Investec Asset Management will vote against all general authorities where management has a record of destroying company value.
6.	Investec Asset Management will vote against the issue of share to option schemes which it has actively opposed, or where it has opposed the adoption of the remuneration report.
7.	In a case where the company has been irresponsible with respect to the issuing of shares, Investec Asset Management will not support the re-election of the chairman and any incumbent directors and will not support any resolutions to issue shares.
8.	Investec Asset Management will not support any general authorities to issue shares where the share price is substantially below its intrinsic value.
9.	Investec Asset Management will not support any general or specific authorities to issue shares if they are deemed to have the intention of intervening in the market for corporate control, or establishing a control group in the company.
10.	Investec Asset Management will actively oppose any issues of shares where the underwriter is a holding company who could be perceived to be extending its holding of the company through taking up unsubscribed shares.

5.2. The repurchase of shares

1.	Investec Asset Management will consider supporting a general authority to repurchase shares where:
a.	there is sufficient liquidity in the market;
b.	the company has substantial cash resources and the repurchase scheme is a viable and tax efficient method of returning cash to shareholders;
c.	where the company has a strong record of cancelling treasury shares and not issuing them to share option schemes without declaring this intention;
d.	where there is no conflict of interest with the company’s management incentive policy;

e.	where the share price at the time of the general authority is substantially below its intrinsic value as assessed by Investec Asset Management’s own investment process;
f.	where all disclosures required by Investec Asset Management have been made;
g.	where there is a strong motivation as to how the share repurchase scheme will add more value to shareholders than a cash dividend, repaying debt or making appropriate investments to enhance efficiency or expand operations; and
h.	where the company has sufficient balance sheet strength and cash resources not to place it under any form of financial strain.
2.	If Investec Asset Management have either supported or rejected a share repurchase scheme, and the resolution has been carried, but management has used this authority in an irresponsible, dishonest and improper manner, Investec Asset Management will vote against the re-election of the chairman of the company and incumbent directors, and may apply appropriate legal recourses open to it.

5.3. Dividends and capital distributions

1.	Investec Asset Management will vote against the award of a dividend if it is clear that the award of the dividend will place the company under financial stress.
2.	Investec Asset Management will generally be in favour of granting the board any renewable mandate to award dividends if the company has displayed a consistent approach to awarding dividends.
3.	Investec Asset Management will support capital distributions where their aim is to specifically return surplus cash to shareholders. Should such resolutions be linked to any significant change in the capital structure of the company, its constitution or a corporate event, it will be assessed on a case-by-case basis by the portfolio manager.
4.	If Investec Asset Management determines that the company is withholding income from shareholders and not applying surplus reserves to any productive pursuit or the reduction of debt it will consider:
a.	requiring the chairman to fully explain the reasons for not awarding income to shareholders;
b.	making a symbolic vote against the adoption of the financial statements;
c.	voting against the re-election of incumbent directors;
d.	working with other shareholders to propose new candidates to the board; and
e.	working with other shareholders to raise a resolution to require the company to pay dividends.
5.	If it is clear that a capitalisation award is being used to obfuscate another proposal by the company that diminishes shareholder rights, establishes an anti-takeover mechanism or results in any form of reduction in management accountability, Investec Asset Management will vote against the linked resolution and the capitalisation award. Furthermore, Investec Asset Management may consider voting against the re-election of the chairman and incumbent directors and any resolutions which give the directors general power over the capital of the company (such as general authorities to issue and repurchase shares).

5.4. Odd-lot offers and share splits

1.	Investec Asset Management will generally not vote in favour of odd-lot offers where there is a compulsory alienation of the shares of odd-lot holders.
2.	Share splits and renounceable offers will be considered on a case-by-case basis according to the motivations presented by the company.

5.5. Changes in shareholder rights via amendments to company constitutions

1.	Investec Asset Management will vote against all poison pill proposals in any form that they take.
2.	Investec Asset Management will vote against any option schemes where there is automatic vesting on a change in control of the company.
3.	Investec Asset Management will vote against any resolutions that propose new share classes that have higher voting rights than existing share classes.

4.	Investec Asset Management will vote against any resolutions that absolve directors from their fiduciary responsibilities to owners or their re-election through an ordinary resolution when their term of tenure ends.

5.6. Changes in shareholder rights via amendments to company constitutions

As determined through Investec Asset Management’s internal governance process involving the portfolio manager, the CIO and the governance committee.

6. Disclosure

Accurate and full disclosure is essential to Investec Asset Management’s investment and capital allocation process. A company’s disclosure also enables Investec Asset Management to continuously evaluate its position as an owner, engage with management, and understand the company better. Investec Asset Management sees disclosure as a dynamic process, which is not only enriching to shareholders and other stakeholders but can also inform company strategy and empower its governance structures. While it requires that companies adhere to the disclosure requirements that are established by both global and local reporting standards, disclosure also has to consider the ever-changing information needs of owners and stakeholders. Disclosure establishes the basis for dialogue and trust. The lack of full and accurate disclosure results in misunderstanding and distrust, both of which are a poor foundation for sustainable long-term relationships.

The board bears responsibility for the disclosure that a company provides to its owners and to its stakeholders. It will approve the financial statements that are assembled by an independent auditor. It will motivate for independent assessments with respect to company actions and ensure that they provide the best possible assessment of the likely effects of that action. It establishes the policies with respect to informing stakeholders about the impact of the company’s operations. It bears responsibility for misstatements and untruths. Investec Asset Management acknowledges the diverse and significant nature of these tasks, and will engage with the boards of the companies that it holds to ensure that there is proactive and constructive dialogue on how disclosure can be improved beyond rules based disclosure requirements. Investec Asset Management also understands that there are certain information asymmetries between the board and management, and thus obliges boards to maintain independent and unfettered relationships with independent auditors. Investec Asset Management also encourages boards to establish assurance procedures, and use independent advisors to verify information that has not been subjected to scrutiny by the independent auditors. These processes will give the board confidence that the information that is presented to owners is accurate, relevant, material and candid.

In alignment with international standards, disclosure should be honest, unbiased, balanced, material, clear, complete, relevant, inclusive, consistent, comparable and timely.

6.1. The approval of financial statements

1.	Investec Asset Management will vote against the financial statements where there is a clear deficiency in the information provided to owners, or where there has been an attempt to hide or obfuscate material issues that may impact on its decisions as an owner.
2.	Investec Asset Management will vote against the financial statements if there are serious omissions in the disclosure requirements mentioned above, and there has been intransigence by management with respect to any engagement by Investec Asset Management to rectify the omission.
3.	Investec Asset Management may vote against the adoption of financial statements where there has been any audit qualification.
4.	Negative proxy votes relating to this section should be accompanied by qualified or negative votes for the re-election of incumbent directors and the reappointment of the auditor.

6.2. Votes relating to disclosure on specific transactions

1.	Investec Asset Management will vote against any transactions where it is not in agreement with or convinced by the motivations that management has provided.

2.	Investec Asset Management will vote against all transactions that, through its own analysis, will result in a dilution and diminution of long-term intrinsic value.
3.	Investec Asset Management will vote against all transactions where there appears to be a material deficiency with respect to the information provided to shareholders. If this is the case, it will raise the matter with other shareholders, and if necessary the relevant regulatory bodies.

6.3. Appointment of the auditor

1.	Investec Asset Management will vote against the re-election of the auditor if:
a.	a disproportionate (+40%) of the auditor’s total fee is derived from non-audit services;
b.	the company appoints a former member of the audit team into a senior post;
c.	the auditor clearly does not have the capacity or geographic reach to conduct the audit in an effective manner;
d.	there are repeated and material misstatements in the annual financial statements;
e.	the company’s disclosure of audited information, and associated explanations is deemed to be deficient or inaccurate; and
f.	the auditors engaged with conducting the internal audit.

6.4. Keeping owners informed

1.	Should the company consistently act in a manner that does not respect the right of owners to the announcement of price sensitive information about actions and developments in the company between reporting periods, Investec Asset Management will consider withholding or voting against the re-election of the chairman and incumbent directors.
2.	If it becomes apparent that there is insider trading among senior members of the company and related parties before an announcement has taken place, it is clear that the control exercised by the board is deficient. If no action is taken following this issue being raised with the chairman, Investec Asset Management will vote against his/her re-election and the re-election of any incumbent directors.

6.5. Disclosure expectations in the governance report

1.	Should the governance statement be deficient in any manner, or misrepresent the governance performance of the board, Investec Asset Management will consider qualifying or voting against the re-election of the chairman, or voting against the consideration of the financial statements, or in certain cases applying its rights as a shareholder through laying a complaint with the relevant regulatory authority.

3.     In Appendix C, entitled “Additional Information About the Funds’ Portfolio Managers,” the following information is added under the heading Mercer Emerging Markets Equity Fund on page C-18

Investec Asset Management US Limited. (“Investec”)

The portfolio manager who is primarily responsible for the day-to-day management of Investec’s allocated portion of the Fund’s portfolio is Mr. Archie Hart.

Investec’s incentive policy is based on the alignment of interests among clients, staff and shareholders. At Investec, gross profits are shared equally between staff and shareholders of the parent company. Within the above parameters of this long-term, uncapped, 50% profit share, compensation is made up of the following components:

•	Competitive salaries: Investec has a policy of recruiting the best investment professionals available and remunerating them accordingly.

Performance-related incentives (based on an open-ended revenue sharing plan for investment professionals): The investment professionals are organized within specialist teams. Each specialist team shares in a fixed percentage of revenues linked to their investment activities. Capacity management is considered to ensure alignment among the interests of clients, demands on portfolio managers and sales objectives. The specialist team’s bonus pool is then allocated to individuals in line with the following three drivers: (i) team investment performance; (ii) individual investment performance; and (iii) manager discretion. Deferred Bonus/Co-Investment Plan (“DB/CI Plan”) and share schemes: To align the long term financial incentive of key investment professionals with those of clients, Investec operates a DB/CI Plan.

•	A material portion of the performance-related incentive awarded to each senior investment professional is allocated to the DB/CI Plan, which is a rolling three year scheme. This means that allocations to the plan are locked in for three years. Investec requires each investment professional to invest at least half of their DB/CI Plan allocation into their own investment strategies. The remainder of the DB/CI Plan is invested at their discretion into any other Investec fund (which are outside the United States). The result of this approach is that after a period, each investment professional who participates in the DB/CI Plan will have 3 years’ worth of their variable compensation DB/CI Plan allocation tied up in the scheme, which makes the DB/CI Plan a compelling tool to encourage long term thinking and key staff retention. In addition to Investec’s DB/ CI Plan, Investec Group operates a number of share schemes that provide staff across the business with the opportunity to participate in the long-term success of the Investec Group. This scheme is operated by invitation and each allocation typically involves a four year vesting program. Through these share schemes, staff currently participate in more than 15% of Investec Group equity. Over time, the deferred compensation scheme will compound, resulting in a significant retention mechanism of key investment professionals.

Investec believes this compensation structure is balanced and competitive and positions Investec to attract and retain the best industry skills.

In addition to the Fund, Mr. Hart manages:

	Total Accounts*		Accounts with Performance Fees*
	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	3	524.7	0	0
Other Accounts	2	368.8	1	274.7
*	As of August 31, 2013.